UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): August 19, 2009

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 19, 2009, the following executive officers of Comverge, Inc. entered into pre-arranged stock trading plans to sell a limited amount of their shares of Comverge common stock for personal financial management purposes. Each trading plan is designed to comply with Comverge’s insider trading policy and Rule 10b5-1 as promulgated under the Securities Exchange Act of 1934, as amended. Rule 10b5-1 allows corporate insiders to adopt written, pre-arranged stock trading plans for the orderly purchase or sale of predetermined amounts of securities, as long as the plan is adopted at a time when the insider is not in possession of material non-public information.

Under each executive officer’s trading plan, a broker-dealer is authorized to sell up to a specified number of shares of Comverge common stock that each executive officer owns pursuant to certain terms and conditions, including sale price thresholds as identified below. Assuming these conditions are met, sales under each trading plan may commence on or about September 19, 2009.

Name	Title	Shares	Sale Price Thresholds

Frank Magnotti	President – Comverge Clean Energy Solutions Group	100,000	$13.00 - $19.00

Edward Myszka	Chief Operating Officer – Comverge Clean Energy Solutions Group	37,499	$15.00 - $25.00

Arthur Vos	Chief Technology Officer & Vice President of Strategy	16,526	$15.00 - $22.00

Mr. Magnotti currently owns 246,811 shares of Comverge common stock, including shares issuable upon exercise of options that are or will become exercisable within 60 days. Mr. Magnotti’s trading plan will terminate upon the earlier of the sale of the maximum number of shares allowed under the plan or September 20, 2010.

Mr. Myska currently owns 204,250 shares of Comverge common stock, including shares issuable upon exercise of options that are or will become exercisable within 60 days. Mr. Myszka’s trading plan will terminate upon the earlier of the sale of the maximum number of shares allowed under the plan or December 31, 2010.

Mr. Vos currently owns 72,589 shares of Comverge common stock, including shares issuable upon exercise of options that are or will become exercisable within 60 days. Mr. Vos’s trading plan will terminate upon the earlier of the sale of the maximum number of shares allowed under the plan or May 31, 2010.

Transactions made under each executive officer’s trading plan will be disclosed as required by the Securities Exchange Act of 1934 and the rules thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:	/s/ Michael Picchi

Name: Michael Picchi

Title: Interim President and Chief Executive Officer;

Executive Vice President and Chief Financial Officer

Dated: August 21, 2009